UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
March 21, 2007

WESTMOORE HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-33153	52-2220728
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8141 E. Kaiser Blvd., Suite 312, Anaheim Hills, CA 92808
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 714-998-4425

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the
Registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

       Management of Westmoore Holdings, Inc. (the “Company”), recently received communications from a third party and from certain shareholders suggesting that a former member of the Company’s board of directors and formerly its sole officer may have inadvertently taken certain actions, prior to the change in control in January, 2008, which create legal exposure for that former member of the board and perhaps indirectly the Company itself. The Company has submitted a claim to its Directors and Officers Liability Insurance carrier.

SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

       Date: March 21, 2008

WESTMOORE HOLDINGS, INC.

By:	/s/ Matthew Jennings
Mathew Jennings, President

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